This announcement is neither an offer to purchase nor a solicitation of an offer to sell Shares. The Offer is made solely by the Offer to Purchase dated December 9, 1994 and the related Letter of Transmittal and is being made to all holders of Shares. The Offer is not being made to (nor will tenders be accepted from or on behalf of) holders of Shares in any jurisdiction in which the making of the Offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of CE Acquisition Company, Inc.
by Gleacher & Co. Inc. or one or more registered brokers or dealers licensed under the laws of such jurisdiction.


            NOTICE OF OFFER TO PURCHASE FOR CASH

             12,400,000 SHARES OF COMMON STOCK

                            OF
                   MAGMA POWER COMPANY

                            AT
                   $39.00 NET PER SHARE
                            BY
                CE ACQUISITION COMPANY, INC.

                A WHOLLY OWNED SUBSIDIARY OF

               CALIFORNIA ENERGY COMPANY, INC.

        CE Acquisition Company, Inc., a Delaware corporation (the ``Purchaser'') and a wholly owned subsidiary of California Energy
Company, Inc., a Delaware corporation (``CECI''), hereby offers to purchase 12,400,000 shares of Common Stock, par value $0.10 per share (the
``Shares''), of Magma Power Company (the ``Company''), a Nevada corporation, at a price of $39.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 9, 1994 (the ``Offer to Purchase'') and in the related Letter of Transmittal (which together constitute the ``Offer'').


THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS
WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
MONDAY, JANUARY 9, 1995, UNLESS THE OFFER IS EXTENDED.



        THE BOARD OF DIRECTORS OF THE COMPANY, BY UNANIMOUS VOTE OF THOSE PRESENT, HAS DETERMINED THAT THE OFFER AND THE MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS, HAS APPROVED THE OFFER AND THE MERGER AND RECOMMENDS THAT STOCKHOLDERS ACCEPT THE OFFER AND TENDER THEIR SHARES PURSUANT TO THE OFFER.

        THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, (1) THERE BEING VALIDLY TENDERED AND NOT WITHDRAWN BEFORE THE EXPIRATION OF THE
OFFER THAT NUMBER OF SHARES WHICH, TOGETHER WITH SHARES BENEFICIALLY
OWNED BY THE PURCHASER, REPRESENTS AT LEAST A MAJORITY OF THE
SHARES OUTSTANDING ON A FULLY DILUTED BASIS (SUCH CONDITION BEING REFERRED TO AS THE ``MINIMUM TENDER CONDITION''), AND (2) THE PURCHASER BEING
SATISFIED THAT IT HAS OBTAINED FINANCING SUFFICIENT TO ENABLE IT TO CONSUMMATE THE OFFER.

        The purpose of the Offer is to acquire majority control of the Company as the first step in the acquisition of the entire equity interest in the Company. On December 5, 1994, CECI and the Company entered into an Agreement and Plan of Merger (the ``Merger Agreement'') pursuant to which the Company will, as soon as practicable following consummation of the Offer, consummate a merger (the ``Merger'') with the Purchaser.
In the Merger, each remaining outstanding Share (other than Shares held by CECI, the Purchaser or any other direct or indirect wholly owned subsidiary of CECI, Shares held in the treasury of the Company and Shares held by stockholders who properly exercise dissenters' rights under the Nevada General Corporation Law (the ``NGCL'')) will be converted into the right to receive, at the option of CECI, (i) the All Cash Component Amount (as defined below), net in cash, without interest thereon, or (ii) both (A) the Mixed Cash Component Amount (as defined below), net in cash, without interest thereon, and (B) the number of fully paid and nonassessable shares of CECI Common Stock equal to the quotient of (I) $39.00 less (II) the Mixed Cash Component Amount divided by the
Average Closing Price (as defined below) (the All Cash Component
Amount or (ii) (A) and (ii) (B), collectively, as applicable, being the ``Merger Consideration''). The ``Mixed Cash Component Amount'' shall mean an amount equal to the quotient of (A) (x) $28.50 multiplied by the number of Shares outstanding at the Effective Time (as defined in the Merger Agreement) less (y) $39.00 multiplied by the number of Shares owned by CECI and any of its affiliates immediately prior to the Effective Time, divided by (B) the number of Shares outstanding at the Effective Time (other than Shares owned by CECI and any of its affiliates). The ``All Cash

Component Amount'' shall mean an amount equal to the quotient of (A) (x) $38.75 multiplied by the number of Shares outstanding at the Effective
Time less (y) $39.00 multiplied by the number of Shares owned by CECI and any of its affiliates immediately prior to the Effective Time, divided by (B) the number of Shares outstanding at the Effective Time (other than Shares owned by CECI and any of its affiliates). The ``Average Closing Price'' shall mean the average closing price of shares of common stock, par value $0.0675 per share, of CECI (the ``CECI Common Stock'') on the New York Stock Exchange during the 15 consecutive trading days ending on the fifth business day prior to the Effective Time; provided, however, that if such average closing price exceeds $18.73, the Average Closing Price shall be $18.73, and if such average closing price is less than $14.27, the Average Closing
Price shall be $14.27.

        The Purchaser expressly reserves the right, in its sole judgment, at any time or from time to time and regardless of whether any of the events set forth in Section 12 of the Offer to Purchase shall have occurred or shall have been determined by the Purchaser to have occurred, (i) to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and the payment for, any Shares, by giving oral or written notice of such extension to the Depositary (as defined in the Offer to Purchase) and (ii) subject to the terms of the Merger Agreement, to amend the Offer in any respect by giving oral or written notice of such amendment to the Depositary. Any such extension, amendment or termination will be followed as promptly as practicable by public announcement thereof, such announcement in the case of an extension to be issued not later than 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date (as defined in the Offer to Purchase). During any such extension, all Shares previously tendered and not withdrawn will remain subject to the Offer, subject to the right of a tendering stockholder to withdraw such stockholder's Shares.

        If more than 12,400,000 Shares shall be properly tendered on or prior to the Expiration Date and not withdrawn in accordance with
Section 3 of the Offer to Purchase, and the acquisition of such number of Shares satisfies the Minimum Tender Condition, the Purchaser will, upon the terms and subject to the conditions of the Offer, purchase 12,400,000 Shares on a pro rata basis (with adjustments to avoid purchases of fractional Shares) based upon the number of Shares properly tendered on or prior to the Expiration Date and not withdrawn. If exactly 12,400,000 Shares are properly tendered on or prior to the Expiration Date and not withdrawn, and the acquisition of such number of Shares satisfies the Minimum
Tender Condition, the Purchaser will, upon the terms and subject to the conditions of the Offer, accept for payment and purchase all such Shares so tendered. If fewer than 12,400,000 Shares shall have been properly tendered on or prior to the Expiration Date and not withdrawn, and the number of Shares so tendered and not withdrawn shall not have satisfied the Minimum Tender Condition, the Purchaser may, subject to the terms of the Merger Agreement, (i) terminate the Offer and return all tendered Shares to tendering stockholders, (ii) extend the Offer and retain all such Shares until the expiration of the Offer, as extended, subject to the terms of the Offer (including any rights of stockholders to withdraw their Shares), or (iii) waive the Minimum Tender Condition and purchase all properly tendered Shares. Due to the difficulty of determining the precise number of Shares properly tendered and not withdrawn, if proration is required, the Purchaser does not expect to announce the final results of proration or pay for any Shares until at least seven Nasdaq National Market trading days after the Expiration Date. Preliminary results of proration will be announced by press release as promptly as practicable after the Expiration Date.
Holders of Shares may obtain such preliminary information when it becomes available from the Information Agent and may be able to obtain such information from their brokers.

        For purposes of the Offer, the Purchaser will be deemed to have accepted for payment, and thereby purchased, Shares validly tendered and not withdrawn as, if and when the Purchaser gives oral or written notice to the Depositary of the Purchaser's acceptance of such Shares for payment pursuant to the Offer. In all cases, upon the terms and subject to the conditions of the Offer, payment for Shares purchased pursuant to the Offer will be made by deposit of the purchase price therefor with the Depositary, which will act as agent for tendering stockholders for the purpose of receiving payment from the Purchaser and transmitting payment to validly tendering stockholders. Under no circumstances will interest on the purchase price for Shares be paid by the Purchaser by reason of any delay in making such payment or for any other reason. In all cases, payment for Shares purchased pursuant to the Offer will be made only after timely receipt by the Depositary of (a) certificates for such Shares (``Certificates'') or a book-entry confirmation of the book-entry transfer of such Shares and into the Depositary's account at the Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company (collectively, the ``Book-Entry Transfer Facilities''), pursuant to the procedures set forth in the Offer to Purchase,
(b) a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry transfer, and (c) any other documents required by such Letter of Transmittal.

        If, for any reason whatsoever, acceptance for payment of any Shares tendered to the Offer is delayed, or if the Purchaser is unable to accept for payment or pay for Shares tendered pursuant to the Offer, then, without prejudice to the Purchaser's rights set forth in the Offer to Purchase, the Depositary may, nevertheless, on behalf of the Purchaser, retain tendered Shares and such Shares may not be withdrawn except to the extent that the tendering stockholder is entitled to and duly exercises withdrawal rights as described in Section 3 of the Offer to Purchase. Any such delay will be by an extension of the Offer to the extent required by law.

        If certain events occur, the Purchaser will not be obligated to accept for payment or pay for any Shares tendered pursuant to the Offer. If any tendered Shares are not purchased pursuant to the Offer for any reason (including because of proration) or are not paid for because of invalid tender, or if Certificates are submitted representing more Shares than are tendered, Certificates representing unpurchased or untendered
Shares will be returned, without expense to the tendering stockholder (or, in the case of Shares delivered by book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in Section 4 of the Offer to Purchase, such Shares will be credited to an account maintained within such Book-Entry Transfer Facility), as soon as practicable following the expiration, termination or withdrawal of the Offer and determination of the final results of proration.

        Except as otherwise provided in Section 3 of the Offer to Purchase, tenders of Shares made pursuant to the Offer are irrevocable.
Shares tendered pursuant to the Offer may be withdrawn at any time prior to 12:00 Midnight, New York City time, on Monday, January 9, 1995
(or if the Purchaser shall have extended the period of time for which the Offer is open, at the latest time and date at which the Offer, as so extended by the Purchaser, shall expire) and, unless theretofore accepted for payment and paid for by the Purchaser pursuant to the Offer, may also be withdrawn at any time after February 6, 1995. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Depositary at one of its addresses set forth on the back cover of the Offer to Purchase. Any notice of withdrawal must specify the name of the person who tendered the Shares to be withdrawn, the number of Shares to be withdrawn, and if Certificates for Shares have been tendered, the name of the registered holder of the Shares as set forth in the tendered Certificate, if different from that of the person who tendered such Shares. If Certificates for Shares have been delivered or otherwise identified to the Depositary, then prior to the physical release of such Certificates, the serial numbers shown on such Certificates evidencing the Shares to be withdrawn must be submitted to the Depositary and the signature on the notice of withdrawal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program (an ``Eligible Institution''), unless such Shares have been tendered for the account of an Eligible Institution. If Shares have been tendered pursuant to the procedures for book-entry transfer set forth in Section 4 of the Offer to Purchase, any notice of withdrawal must also specify the name and number of the account at the appropriate Book-Entry Transfer Facility to be credited with the withdrawn Shares and otherwise comply with such Book-Entry Transfer
Facility's procedures. Withdrawal of tenders of Shares may not be rescinded, and any Shares properly withdrawn will be deemed not to be validly tendered for purposes of the Offer. Withdrawn Shares may, however, be retendered by repeating one of the procedures in Section 4 of the Offer to Purchase at any time before the Expiration Date. The Purchaser, in its sole judgment, will determine all questions as to the form and validity (including time of receipt) of notices of withdrawal, and such determination will be final and binding. Any Shares properly withdrawn will be deemed not validly tendered for the purposes of the Offer, but may be retendered at any subsequent time prior to the Expiration Date by following the procedures described in Section 3 of the Offer to Purchase.

        The information required to be disclosed by Rule 14d-6(e)(1)(vii) of the General Rules and Regulations under the Securities Exchange
Act of 1934 is contained in the Offer to Purchase and is incorporated herein by reference.

        Pursuant to the Merger Agreement, the Company will furnish CECI and the Purchaser with mailing labels containing the names and addresses of all record holders of Shares and security position listings of Shares held in stock depositories. Upon compliance by the Company, the Offer to Purchase, the related Letter of Transmittal and other relevant materials will be mailed to record holders of Shares and will be furnished to brokers, dealers, commercial banks, trust companies and similar persons whose names, or the names of whose nominees, appear on the stockholder list, or, if applicable, who are listed as participants in a clearing agency's security position listing for subsequent transmittal to beneficial owners of Shares.


        THE OFFER TO PURCHASE AND THE RELATED LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY
DECISION IS MADE WITH RESPECT TO THE OFFER.


        Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Requests for copies of the Offer to Purchase, the Letter of Transmittal and other related materials may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.



           The Information Agent for the Offer is:

                           [LOGO]

                     156 Fifth Avenue
                New York, New York 10010

                (212) 929-5500 (Collect)
                            or
              CALL TOLL-FREE (800) 322-2885

          The Dealer Manager for the Offer is:


                   GLEACHER & CO. INC.

                   660 Madison Avenue
                New York, New York 10021
                    (212) 418-4206


December 9, 1994